                      NEW ENGLAND LIFE INSURANCE COMPANY
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                            AMERICAN GATEWAY SERIES

           MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                         SUPPLEMENT DATED MAY 1, 2011
                                      TO
                PROSPECTUS DATED MAY 1, 2000 (AS SUPPLEMENTED)

This supplement updates certain information contained in your last prospectus dated May 1, 2000 and subsequent supplements. You should read and retain this supplement.

The Policies are no longer offered for sale. Existing Policy Owners may continue to make additional Premium Payments to their Policies.

The current investment choices available under your Policy include 1 Fixed Account and the 14 Eligible Funds listed below:

MET INVESTORS SERIES TRUST -- CLASS A
  Legg Mason ClearBridge Aggressive Growth Portfolio

METROPOLITAN SERIES FUND, INC. -- CLASS A
  Artio International Stock Portfolio
  BlackRock Bond Income Portfolio
  BlackRock Legacy Large Cap Growth Portfolio
  BlackRock Money Market Portfolio
  Davis Venture Value Portfolio
  FI Value Leaders Portfolio
  Jennison Growth Portfolio
  Loomis Sayles Small Cap Core Portfolio
  Met/Artisan Mid Cap Value Portfolio
  MetLife Stock Index Portfolio
  MFS(R) Total Return Portfolio
  Western Asset Management Strategic Bond Opportunities Portfolio
  Western Asset Management U.S. Government Portfolio

Certain Eligible Funds have been subject to a merger. Please see "Additional Information Regarding Eligible Funds" for more information.

Current prospectuses for the Eligible Funds may be obtained by calling 1-800-334-4456.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

POLICY CHARGES

Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each portfolio. Current prospectuses for the Eligible Funds may be obtained by calling 1-800-334-4456.

                                                              SUPP - GTWY-05-11

ELIGIBLE FUND FEES AND EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2010 (as a percentage of average daily net assets)

                                                                ACQUIRED            CONTRACTUAL
                                            DISTRIBUTION          FUND     TOTAL    FEE WAIVER     NET
                                               AND/OR             FEES     ANNUAL     AND/OR      TOTAL
                                MANAGEMENT SERVICE(12B-1) OTHER OPERATING EXPENSE    OPERATING    ANNUAL
        ELIGIBLE FUND              FEE     EXPENSES FEES   AND  EXPENSES  EXPENSES REIMBURSEMENT EXPENSES
        -------------           ---------- -------------- ----- --------- -------- ------------- --------

MET INVESTORS SERIES TRUST --
  CLASS A

Legg Mason ClearBridge
  Aggressive Growth
  Portfolio....................   0.64%          --       0.04%   --       0.68%       --          0.68%

METROPOLITAN SERIES FUND,
  INC. -- CLASS A

Artio International Stock
  Portfolio....................   0.82%          --       0.12%   0.02%    0.96%       0.05%       0.91%/1/

BlackRock Bond Income
  Portfolio....................   0.37%          --       0.03%   --       0.40%       0.03%       0.37%/2/

BlackRock Legacy Large Cap
  Growth Portfolio.............   0.73%          --       0.04%   --       0.77%       0.02%       0.75%/3/

BlackRock Money Market
  Portfolio....................   0.32%          --       0.02%   --       0.34%       0.01%       0.33%/4/

Davis Venture Value
  Portfolio....................   0.70%          --       0.03%   --       0.73%       0.05%       0.68%/5/

FI Value Leaders Portfolio.....   0.67%          --       0.06%   --       0.73%       --          0.73%

Jennison Growth Portfolio......   0.62%          --       0.02%   --       0.64%       0.07%       0.57%/6/

Loomis Sayles Small Cap Core
  Portfolio....................   0.90%          --       0.06%   --       0.96%       0.05%       0.91%/7/

Met/Artisan Mid Cap Value
  Portfolio....................   0.81%          --       0.03%   --       0.84%       --          0.84%

MetLife Stock Index
  Portfolio....................   0.25%          --       0.02%   --       0.27%       0.01%       0.26%/8/

MFS(R) Total Return
  Portfolio....................   0.54%          --       0.04%   --       0.58%       --          0.58%

Western Asset Management
  Strategic Bond Opportunities
  Portfolio....................   0.62%          --       0.05%   --       0.67%       0.04%       0.63%/9/

Western Asset Management
  U.S. Government
  Portfolio....................   0.47%          --       0.03%   --       0.50%       0.01%       0.49%/10/

Acquired Fund Fees and Expense are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.

Net Total Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

-----------
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/6/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio's average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/7/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% on amounts over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/8/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/9/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.
/10/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.50% for the amounts over $200 million but less than $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

The following table shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Policy.

MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES

                                                                                   MINIMUM MAXIMUM
                                                                                   ------- -------

TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Eligible Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses)...................  0.27%   0.96%

INVESTMENTS OF THE VARIABLE ACCOUNT

                                                       INVESTMENT
ELIGIBLE FUND              INVESTMENT OBJECTIVE        ADVISER/SUBADVISER
-------------              --------------------        ------------------

MET INVESTORS SERIES
  TRUST -- CLASS A

  Legg Mason ClearBridge     Seeks capital               MetLife Advisers, LLC
   Aggressive Growth          appreciation.              Subadviser: ClearBridge
   Portfolio                                              Advisors, LLC

METROPOLITAN SERIES FUND,
  INC. -- CLASS A

  Artio International        Seeks long-term growth      MetLife Advisers, LLC
   Stock Portfolio            of capital.                Subadviser: Artio
                                                          Global Management, LLC

  BlackRock Bond Income      Seeks a competitive         MetLife Advisers, LLC
   Portfolio                  total return primarily     Subadviser: BlackRock
                              from investing in           Advisors, LLC
                              fixed-income
                              securities.

  BlackRock Legacy Large     Seeks long-term growth      MetLife Advisers, LLC
   Cap Growth Portfolio       of capital.                Subadviser: BlackRock
                                                          Advisors, LLC

  BlackRock Money Market     Seeks a high level of       MetLife Advisers, LLC
   Portfolio                  current income             Subadviser: BlackRock
                              consistent with             Advisors, LLC
                              preservation of
                              capital.

  Davis Venture Value        Seeks growth of capital.    MetLife Advisers, LLC
   Portfolio                                             Subadviser: Davis
                                                          Selected Advisers, L.P.

  FI Value Leaders           Seeks long-term growth      MetLife Advisers, LLC
   Portfolio                  of capital.                Subadviser: Pyramis
                                                          Global Advisors, LLC

  Jennison Growth            Seeks long-term growth      MetLife Advisers, LLC
   Portfolio                  of capital.                Subadviser: Jennison
                                                          Associates LLC

  Loomis Sayles Small Cap    Seeks long-term capital     MetLife Advisers, LLC
   Core Portfolio             growth from                Subadviser: Loomis,
                              investments in common       Sayles & Company, L.P.
                              stocks or other equity
                              securities.

  Met/Artisan Mid Cap        Seeks long-term capital     MetLife Advisers, LLC
   Value Portfolio            growth.                    Subadviser: Artisan
                                                          Partners Limited
                                                          Partnership

  MetLife Stock Index        Seeks to equal the          MetLife Advisers, LLC
   Portfolio                  performance of the         Subadviser: MetLife
                              Standard & Poor's           Investment Advisors
                              500(R) Composite Stock      Company, LLC
                              Price Index.

                                                      INVESTMENT
ELIGIBLE FUND              INVESTMENT OBJECTIVE       ADVISER/SUBADVISER
-------------              --------------------       ------------------

  MFS(R) Total Return        Seeks a favorable total    MetLife Advisers, LLC
   Portfolio                  return through            Subadviser:
                              investment in a            Massachusetts
                              diversified portfolio.     Financial Services
                                                         Company

  Western Asset              Seeks to maximize total    MetLife Advisers, LLC
   Management Strategic       return consistent with    Subadviser: Western
   Bond Opportunities         preservation of            Asset Management
   Portfolio                  capital.                   Company

  Western Asset              Seeks to maximize total    MetLife Advisers, LLC
   Management U.S.            return consistent with    Subadviser: Western
   Government Portfolio       preservation of            Asset Management
                              capital and                Company
                              maintenance of
                              liquidity.

An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

ADDITIONAL INFORMATION REGARDING ELIGIBLE FUNDS

An Eligible Fund was subject to a merger. The chart below identifies the former name and new name for the Eligible Fund.

ELIGIBLE FUND MERGER

THE FOLLOWING FORMER ELIGIBLE FUND WAS REPLACED BY THE NEW ELIGIBLE FUND:

             FORMER ELIGIBLE FUND       NEW ELIGIBLE FUND
             --------------------       -----------------

             MET INVESTORS SERIES TRUST MET INVESTORS SERIES TRUST

               Legg Mason Value Equity    Legg Mason ClearBridge
                Portfolio -- Class A       Aggressive Growth
                                           Portfolio -- Class A

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). We believe that the Policy should satisfy the applicable requirements. However, with respect to Policies issued on a rated or Last Survivor basis, it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution. If your policy is part of an equity split-dollar arrangement, there is a risk that some part of the Policy Cash Value may be taxable prior to any distribution.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Although the rules are rather complex, in general, a contract which requires fewer than seven level annual premiums to provide fully paid-up future benefits will be a Modified Endowment Contract. Since the Policy only requires a single premium payment to provide such paid-up benefits, the Policy will in most cases be a Modified Endowment Contract. As a result, when distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences will generally be governed by the rules applicable to Modified Endowment Contracts. These rules are as follows:

     (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If the Policy is issued in a Section 1035 tax-free exchange for a life insurance policy that is not a Modified Endowment Contract, the new Policy may not be classified as a Modified Endowment Contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of premiums at the time of or after the exchange or a reduction in benefits after the exchange may, however, cause the newly issued

Policy to become a Modified Endowment Contract. In the event the Policy is not classified as a Modified Endowment Contract, the following rules will apply:

     (1) Distributions other than death benefits will generally be treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     (2) Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans and loans where the interest rate we credit is only slightly lower than the interest rate we charge is less clear and a tax advisor should be consulted about such loans.

     (3) Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Since amounts borrowed reduce Policy cash value that will be distributed to you if the Policy is canceled or lapses, any Policy cash value distributed to you on a cancellation or lapse may be insufficient to pay the income tax on any gain.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

ACCELERATED BENEFITS RIDER. If such a rider is made available, we believe that payments received under the accelerated benefit rider should be fully excludable from the gross income of the Policy Owner, where the Policy is not held as a business-related asset. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

OTHER POLICY OWNER TAX MATTERS

The tax consequences of continuing the Policy beyond an insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond an insured's 100th year.

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax advisor with respect to Puerto Rican tax law governing the Policies.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner.

Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs.

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the "2010 Act") has reinstated the estate and generation-skipping transfer taxes through the end of 2012 with lower top rates and larger exemptions.

The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.

It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and the generation-skipping transfer taxes or otherwise modify the estate tax or generation-skipping transfer tax rules for years after 2012.

Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

             1095 Avenue of the         Telephone: (800) 334-4456
               Americas
             New York, NY 10036